VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, and Class R
Statutory Prospectus dated August 29, 2011

This Supplement supersedes and replaces the Supplement to the Fund’s Class A, Class B, Class C, and Class R Statutory Prospectus dated August 29, 2011 that was filed on May 25, 2012.

The Fund will close to new investors after the close of business on June 8, 2012. Existing shareholders of the Fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges. Eligible investors include:

  Shareholders of the Fund as of the closing date;
  Certain retirement plans and IRA transfers and rollovers from these plans; and
  Certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund’s distributor or transfer agent (mutual fund wrap accounts).

Please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account.

In connection with this closure, the 12b-1 fees for Class R shares of the Fund will be capped at 0.50%.

The Fund reserves the right to modify this policy at any time.

The following paragraph replaces the second footnote in the table entitled “Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)” on page 1.

[2]	The Fund’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.24% of the Fund’s average daily net assets from August 26, 2011 through August 28, 2012. In addition, the Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class R shares’ 12b-1 fees to no more than 0.50% of the Fund’s average daily net assets from August 26, 2011 through August 28, 2012. In connection with the closure of the Fund to new investors (as described below), the Distributor has extended this waiver until August 28, 2013 or, if longer, until the Fund is offered to all new investors.

The following replaces the introduction and table in the section entitled “Example” on page 2.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects: (i) with respect to Class A, Class B, and Class C shares, the Manager’s waivers and reimbursements for the 1-year contractual period and total operating expenses without waivers for years 2 through 10; and (ii) with respect to Class R shares only, the Manager’s waivers and reimbursements for the 1-year contractual period and the Distributor’s waivers for the 2-year contractual period through August 28, 2013 and the total operating expenses without waivers for years 2 through 10 with respect to the Manager’s waivers and for years 3 through 10 with respect to the Distributor’s waivers. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R
1 year	$718	$227	$627	$227	$327	$177
3 years	$1,037	$719	$994	$719	$719	$578
5 years	$1,378	$1,237	$1,462	$1,237	$1,237	$1,015
10 years	$2,338	$2,472	$2,472	$2,659	$2,659	$2,230

The following paragraph is inserted at the beginning of the section entitled, “Purchase and redemption of Fund shares” on page 7.

Effective after the close of business on June 8, 2012, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund’s Distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

The following replaces the fourth footnote in the table entitled, “Dealer compensation” on page 27.

[4]	On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% from June 8, 2012 through August 28, 2013 or, if longer, until the Fund is offered to all new investors.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 29, 2012.